UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2021

SCHOLASTIC CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-19860	13-3385513
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

557 BROADWAY, NEW YORK, NEW YORK	10012
(Address of Principal Executive Offices)	(Zip Code)

(212) 343-6100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	SCHL	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders (the “Annual Meeting”) of Scholastic Corporation (the “Company”) held on September 22, 2021, the Company’s Class A shareholders approved the Scholastic Corporation 2021 Stock Incentive Plan (the “Plan”). The Company’s Board of Directors approved the Plan on July 21, 2021, subject to stockholder approval.

The purpose of the 2021 Plan is to enhance the profitability of and value of the Company for the benefit of its stockholders by enabling the Company to offer stock-based incentives to employees and consultants of the Company and its affiliates, thereby creating a means to raise the level of stock ownership by such individuals in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the stockholders of the Company. Under the Plan, the Company may make option and restricted stock unit awards. The Plan replaces the Company’s 2011 Stock Incentive Plan (the “Former Plan”). As of September 21, 2021 no further grants could be made under the Former Plan and the remaining shares available for additional award grant purposes under the Former Plan became available for issuance (in addition to 2,500,000 newly authorized shares) under the Plan.

A more detailed description of the Plan and the Plan document were set forth in the Company’s Proxy Statement filed with the Securities and Exchange Commission on August 11, 2021 under the headings “Proposal 2 – Approval of the Scholastic Corporation 2021 Stock Incentive Plan” and Appendix A, respectively, and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

The final results of voting on each of the matters submitted to a vote of the security holders at the Annual Meeting are as follows:

Matters Voted Upon by Holders of Class A Stock

1.	Nominees for Election to Board of Directors

	For	Against	Withheld
Iole Lucchese	1,656,200	0	0
Andrés Alonso	1,656,200	0	0
Mary Beech	1,656,200	0	0
Robert Dumont	1,656,200	0	0
Verdell Walker	1,656,200	0	0
Peter Warwick	1,656,200	0	0
Margaret A. Williams	1,656,200	0	0
David J. Young	1,656,200	0	0

2.	Approval of the Scholastic Corporation 2021 Stock Incentive Plan.

For	Against	Abstain
1,656,200	0	0

The shares of Class A Stock are not held through brokers and, accordingly, broker non-votes are not applicable.

Matters Voted Upon by Holders of Common Stock

1.	Nominees for Election to Board of Directors.

	For	Against	Withheld	Broker Non-Vote
James W. Barge	27,883,334	0	636,722	0
John L. Davies	27,832,484	0	687,572	0

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	The following exhibits are filed as part of this report:

104	Cover Page Interactive Data File (embedded within the Inline XBRL document.)

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHOLASTIC CORPORATION

Date: September 28, 2021	By:	/s/ Andrew S. Hedden
Andrew S. Hedden
Executive Vice President, General Counsel and Secretary